EXHIBIT 10.18








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M S T G   S O L U T I O N S(TM)
                         MARKETING AND COMPENSATION PLAN


BUSINESS FILING SERVICE SALES

------------------------------------------------------------------------------------------
                               Optional Qualified
                      Customer      Optional       Team                         Regional
                   Representative  Team Leader    Leader                        Vice
                       (OCR) (OTL) (QTL) Manager Director President
------------------------------------------------------------------------------------------
Requirements                                       Satisfy
                                                     OTL
                                                 requirements
                    Pay the $99    Pay the $499  and make 3
                       Independent Independent qualifying
                   Representative Representative   sales (5    Sponsor  Sponsor 5 Sponsor 5
                        Fee            Fee        customers)   6 QTLs   Managers  Directors
------------------------------------------------------------------------------------------
Level 1 -              $     --     $  100.00    $ 100.00      $150.00   $160.00  $ 165.00
Personal Sales
------------------------------------------------------------------------------------------
Level 2 -
Overrrides             $     --      $     --     $    --     $  50.00   $ 60.00    65.00
------------------------------------------------------------------------------------------
Level 3 -
Overrides              $     --      $     --     $    --     $   5.00   $ 10.00    10.00
------------------------------------------------------------------------------------------
Level 4 -              $     --      $     --    $     --     $   5.00   $  5.00   $ 5.00
Overrides
------------------------------------------------------------------------------------------


HI-PAK SALES
------------------------------------------------------------------------------------------
                               Optional Qualified
                      Customer      Optional       Team                           Regional
                   Representative  Team Leader    Leader                            Vice
                       (OCR) (OTL) (QTL) Manager Director President
------------------------------------------------------------------------------------------
Level 1 -              $    --      $  100.00    $ 200.00    $ 300.00  $ 340.00   $365.00
Personal Sales
------------------------------------------------------------------------------------------
Level 2 -
Overrrides             $    --       $     --     $    --    $ 100.00  $ 140.00   $165.00
------------------------------------------------------------------------------------------
Level 3 -
Overrides              $    --       $     --     $    --    $  20.00  $  40.00   $ 55.00
------------------------------------------------------------------------------------------
Level 4 -
Overrides              $    --       $     --     $    --    $  15.00  $  25.00   $ 35.00
------------------------------------------------------------------------------------------
Level 5 -
Overrrides             $    --       $     --     $    --    $  10.00  $  15.00   $ 20.00
------------------------------------------------------------------------------------------




                         WEEKLY SALES COMMISSION PAYOUT


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BOOKKEEPING SERVICE, LEGAL SERVICE or WEB SITE SERVICE SALES

------------------------------------------------------------------------------------------
                               Optional Qualified
                      Customer      Optional       Team                           Regional
                   Representative  Team Leader    Leader                            Vice
                       (OCR) (OTL) (QTL) Manager Director President
------------------------------------------------------------------------------------------
Level 1 -
Personal Sales         $    --       $    --      $ 1.00      $ 1.40   $ 1.80     $ 2.20
------------------------------------------------------------------------------------------
Level 2 -
Overrrides             $    --       $    --      $ 0.50      $ 0.90   $ 1.30     $ 1.70
------------------------------------------------------------------------------------------
Level 3 -
Overrides              $    --       $    --      $ 0.50      $ 0.90   $ 1.30     $ 1.70
------------------------------------------------------------------------------------------
Level 4 -
Overrides              $    --       $    --      $ 0.50      $ 0.90   $ 1.30     $ 1.70
------------------------------------------------------------------------------------------
Level 5 -
Overrrides             $    --       $    --      $ 0.50      $ 0.90   $ 1.30     $ 1.70
------------------------------------------------------------------------------------------
Level 6 -
Overrides              $    --       $    --      $ 1.00      $ 1.40   $ 1.70     $ 2.10
------------------------------------------------------------------------------------------
Level 7 -
Overrides              $    --       $    --      $ 3.00      $ 3.40   $ 3.80     $ 4.20
------------------------------------------------------------------------------------------


AUDIT PROTECTION SERVICE or COMPANY FORMALITIES SERVICE SALES
-----------------------------------------------------------------------------------------
Level 1 -              $  0.15       $  0.15      $ 0.15      $ 0.15   $ 0.15     $ 0.15
Personal Sales
-----------------------------------------------------------------------------------------
Level 2 -              $    --       $    --      $ 0.05      $ 0.05   $ 0.05     $ 0.05
Overrrides
-----------------------------------------------------------------------------------------
Level 3 -
Overrides              $    --       $    --      $ 0.05      $ 0.05   $ 0.05     $ 0.05
-----------------------------------------------------------------------------------------
Level 4 -
Overrides              $    --       $    --      $ 0.05      $ 0.05   $ 0.05     $ 0.05
-----------------------------------------------------------------------------------------
Level 5 -
Overrrides             $    --       $    --      $ 0.05      $ 0.05   $ 0.05     $ 0.05
-----------------------------------------------------------------------------------------
Level 6 -
Overrides              $    --       $    --      $ 0.15      $ 0.15   $ 0.15     $ 0.15
-----------------------------------------------------------------------------------------
Level 7 -              $    --       $    --      $ 0.50      $ 0.50   $ 0.50     $ 0.50
Overrides
-----------------------------------------------------------------------------------------


VOICEMAIL SERVICE SALES
-----------------------------------------------------------------------------------------
Level 1 -
Personal Sales         $    --       $    --      $ 0.05      $ 0.05   $ 0.05     $ 0.05
-----------------------------------------------------------------------------------------
Level 2 -              $    --       $    --      $ 0.03      $ 0.03   $ 0.03     $ 0.03
Overrrides
-----------------------------------------------------------------------------------------
Level 3 -
Overrides              $    --       $    --      $ 0.03      $ 0.03   $ 0.03     $ 0.03
-----------------------------------------------------------------------------------------
Level 4 -
Overrides              $    --       $    --      $ 0.03      $ 0.03   $ 0.03     $ 0.03
-----------------------------------------------------------------------------------------
Level 5 -
Overrrides             $    --       $    --      $ 0.03      $ 0.03   $ 0.03     $ 0.03
-----------------------------------------------------------------------------------------
Level 6 -
Overrides              $    --       $    --      $ 0.03      $ 0.03   $ 0.03     $ 0.03
-----------------------------------------------------------------------------------------
Level 7 -              $    --       $    --      $ 0.20      $ 0.20   $ 0.20     $ 0.20
Overrides
-----------------------------------------------------------------------------------------



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When a product or service is sold by an Independent Representative (IR), the commission paid for that sale depends on three conditions:

1. The particular service sold,
2. Where the sale was made in the entire sales organization, and 3. The status (qualification) of the IR making the sale.

(please refer to Page 1 of the Marketing and Compensation Plan regarding "Weekly Sales Commission Payout")

For example, an IR sells one Business Filing Service to a retail customer for $495. As soon as the Company receives payment for the service to be rendered, it will refer to the commission payout chart for Business Filing Service Sales. Since the IR was the one who sold the service to the customer, it would be considered a "Level 1 - Personal Sale." If the IR's status is an Optional Customer Representative (OCR), the IR will receive no commission the following week. However, if the IR has qualified as an Optional Team Leader (OTL) or Qualified Team Leader (QTL), the IR will receive a commission the following week in the amount of $100; if the IR has qualified as a Manager, the IR will receive a commission of $150; if the IR has qualified as a Director, the will receive a commission of $160, and if the IR has qualified as a Regional Vice President
(RVP), the IR will receive a commission of $165.

While a personal sales commission is paid to the IR directly responsible for the sale, the Company will also pay "Level 2 Overrides," "Level 3 Overrides" and "Level 4 Overrides," if applicable. If the IR who directly made the sale was sponsored by another IR, the sponsoring IR would receive a possible "Level 2 Override" of $50, $60 or $65, depending on the IR's status or qualification. If there is no sponsor for the IR directly responsible for the sale then the Company would not pay "Level 2 Overrides," "Level 3 Overrides" or "Level 4 Overrides."

If the IR who received the "Level 2 Override" was sponsored by another IR, then the upline sponsoring IR would receive a possible "Level 3 Override" of $5 or $10, depending on the IR's status or qualification. If there is no sponsor for the IR receiving "Level 2 Overrides," then the Company would not pay "Level 3 Overrides" or "Level 4 Overrides."

If the IR who received the "Level 3 Override" was sponsored by another IR, then the upline sponsoring IR would receive a possible "Level 4 Override" of $5, depending on the IR's stat us or qualification. If there is no sponsor for the IR receiving the "Level 3 Override," then the Company would not pay the "Level 4 Override."

In another example, an IR sells a Hi-Pak, in which the individual pays $499 to become an OTL and also pays $495 for the Business Filing Service, totaling $994. As soon as the Company receives payment for the service to be rendered, it will refer to the commission payout chart for Business Filing Service Sales. Since the IR was the one who sold the Hi-Pak to the individual, it would be considered a "Level 1 - Personal Sale." If the IR's status is an Optional Customer Representative (OCR), the IR will receive no commission the following week. However, if the IR has qualified as an OTL, the IR will receive a commission the following week in the amount of $100; if the IR has qualified as a QTL, the IR will receive a commission the following week in the amount of $200; if the IR


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has qualified as a Manager, the IR will receive a commission of $300; if the IR has qualified as a Director, the will receive a commission of $340, and if the IR has qualified as a Regional Vice President (RVP), the IR will receive a commission of $365.

While a personal sales commission is paid to the IR directly responsible for the sale, the Company will also pay "Level 2 Overrides," "Level 3 Overrides" and "Level 4 Overrides," if applicable. If the IR who directly made the sale was sponsored by another IR, the sponsoring IR would receive a possible "Level 2 Override" of $100, $140 or $165, depending on the IR's status or qualification. If there is no sponsor for the IR directly responsible for the sale then the Company would not pay "Level 2 Overrides," "Level 3 Overrides" or "Level 4 Overrides."

If the IR who received the "Level 2 Override" was sponsored by another IR, then the upline sponsoring IR would receive a possible "Level 3 Override" of $20, $40 or $55, depending on the IR's status or qualification. If there is no sponsor for the IR receiving "Level 2 Overrides," then the Company would not pay "Level 3 Overrides" or "Level 4 Overrides."

If the IR who received the "Level 3 Override" was sponsored by another IR, then the upline sponsoring IR would receive a possible "Level 4 Override" of $15, $25 or $35, depending on the IR's stat us or qualification. If there is no sponsor for the IR receiving the "Level 3 Override," then the Company would not pay the "Level 4 Override."

If the IR who received the "Level 4 Override" was sponsored by another IR, then the upline sponsoring IR would receive a possible "Level 5 Override" of $10, $15 or $25, depending on the IR's stat us or qualification. If there is no sponsor for the IR receiving the "Level 4 Override," then the Company would not pay the "Level 5 Override."

The method of paying Independent Representatives their weekly commissions is also the same in paying their monthly commissions. However, the monthly commissions are paid for monthly services such as Bookkeeping, Legal, Web Site, Voicemail and more. In addition, the monthly commissions are paid on a monthly basis, and the commissions can be paid from "Level 1 - Personal Sales" through "Level 7 Overrides."






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